SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) AUGUST 5, 2003

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                      0-32237              98-0347827
(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)        Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 5, 2003, Dolphin Energy Corporation ("Dolphin'") entered into a Lease Option and Acquisition Agreement with Quaneco, L.L.C. ("Quaneco"). Dolphin is a wholly-owned subsidiary of the registrant, while Quaneco is a privately-held oil and gas company operating primarily in the Rocky Mountain region.

         Under the terms of the agreement, Dolphin has an option to acquire up to fifty percent (50%) of Quaneco's working interests in certain oil and gas leases covering approximately 206,000 gross acres in the Powder River Basin area of Montana. If the option is fully exercised, Dolphin will acquire the working interests in approximately 53,000 net acres. The primary geologic target associated in the acreage is natural gas from shallow coalbeds located at depths of 200 feet to 2,500 feet. The purchase price of the option is $6,625,000 payable in six installments of varying amounts with the first being due on September 1, 2003 and the last, on December 1, 2004.

         In addition, Dolphin has the right to earn an undivided 25% working interest in up to 128 gas wells by paying its proportionate share of the costs of drilling such wells. The working interests so earned by Dolphin would belong to Dolphin without regard to whether it exercises all or none of the purchase option described in the preceding paragraph.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not required



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         (b)      Pro forma financial information:  Not required

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     10.1 Lease Option and Acquisition Agreement between Dolphin Energy Corporation and Quaneco, L.L.C.

ITEM 8.      CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.      REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.

ITEM 11.     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             PLANS

         Not applicable.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GALAXY ENERGY CORPORATION


August 18, 2003                   By:  /s/ MARC E. BRUNER
                                     -------------------------------------------
                                          Marc E. Bruner, President









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